Exhibit 99.2 Qwo Update December 2022 Confidential Cleansing Material endo.com

Disclaimer This document has been prepared by Endo International plc (“Endo” or the “Company”) and its advisors from information provided by Company management and other sources and is subject in all respects to the confidentiality agreement you have executed with the Company. All communications or inquiries relating to Endo or its affiliates should be directed to its advisors. No personnel of Endo or its affiliates should be contacted under any circumstances. This document is “as is” and is based, in part, on information obtained from other sources. We have assumed and relied upon the accuracy and completeness of such information for purposes of this document and have not independently verified any such information. Neither we nor any of our affiliates or agents, makes any representation or warranty, express or implied, in relation to the accuracy or completeness of the information contained in this document or any oral information provided in connection herewith, or any data it generates and expressly disclaim any and all liability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information or any errors or omissions therein. Any views or terms contained herein are preliminary, and are based on financial, economic, market and other conditions prevailing as of the date of this document and are subject to change. We undertake no obligations or responsibility to update any of the information contained in this document. Past performance does not guarantee or predict future performance. This document does not constitute an offer to sell or the solicitation of an offer to buy any security, nor does it constitute an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies, and does not constitute legal, regulatory, accounting or tax advice to the recipient. This document does not constitute and should not be considered as any form of financial opinion or recommendation by us or any of our affiliates. This document is not a research report and should not be construed as such. This document is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible decision with respect to a transaction involving the Company or any of its indebtedness. The Company and all of its respective affiliates, directors, officers, employees and advisers do not make any representation or warranty, express or implied, as to the accuracy or completeness of the information contained in this document or any other written, oral or other communications transmitted or otherwise made publicly available. This document is not intended to be all-inclusive or to contain all the information that a person may desire in considering a transaction and is not intended to form the basis for entering into such a transaction. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary and must make your own decision and perform your own independent investigation and analysis of the information and topics covered in this document. The information contained in this document is preliminary in nature and is subject to change, and any such changes may be material. Except as otherwise expressly noted herein, this document speaks as of the date noted on the title page. The delivery of this document does not create any implication that there has been no change in the business and affairs of Endo or its affiliates since such date. Neither Endo, its advisors, nor any of their respective affiliates or representatives undertake any obligation to update any of the information contained herein or to correct any inaccuracies or omissions that may become apparent. This document (i) has been prepared at the direction of the Company, (ii) from materials and information supplied by the Company and from other sources, (ii) contains confidential information, (iii) is being delivered for informational purposes only on a confidential basis and (iv) does not purport to contain all of the information that may be required or relevant to your evaluation of any potential transaction. You are responsible for conducting your own investigation and analysis and should consult your own professional advisors. By accepting this document, you agree that (i) neither you nor your agents, representatives, directors or employees will copy, reproduce or distribute to others this document, in whole or in part, at any time; (ii) you will keep confidential all information contained herein; and (iii) you will not use this document for any purpose, other than deciding whether to proceed with a further investigation of the Company or any transaction involving the Company or any of its indebtedness. Certain statements in this document may constitute “forward-looking statements” within the meaning of the federal securities laws. The Company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include, but are not limited to, statements regarding the Company or expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “budget,” “forecast,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “could,” “strive,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Company’s annual report filed with the Securities and Exchange Commission (the “SEC”) and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Readers are cautioned not to put undue reliance on forward-looking statements, and no person assumes any obligation and no person intends to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. No assurance is given that the Company will achieve its expectations. 1

Executive Summary ► The unfavorable perception of intense bruising following initial treatment and the risk of prolonged skin discoloration has created a significant and sustained hesitancy in QWO utilization in the market. ► A number of commercial and medical initiatives were launched over the last 18 months to address the issue; however, the limitations of new clinical data has been a significant constraint to making progress. ► The QWO APHRODITE open-label clinical study was launched in 2Q22 to evaluate different potentially commercially viable interventions to mitigate initial bruising and the risk of prolonged skin discoloration. ► Imaging data from 7 cohorts has been obtained and, while a modest reduction of bruising area and severity was observed in certain cohorts, the extent of bruising reduction was not consistent among all participants and is believed to be insufficient to adequately alleviate the market concerns. ► Based on the study results, our recommended course of action is to immediately cease further production and commercialization of QWO. [a] ► This action will result in annual pre-tax cash savings of ~$50M-60M starting in FY23 and result in one- time cash and non-cash restructuring charges of up to ~$20M and ~$230M, respectively, in 4Q22. [a] Based on May 2022 long-term plan as reflected in the Management Presentation; assumes 2 transition actions are fully implemented by January 1, 2023.

APHRODITE-1 study results ► APHRODITE study primary endpoint is severity of bruising at days 3 to 5 following initial injection as this is the most important market concern that needs to be addressed. ‒ Secondary Endpoint – bruising resolution assessment at day 10 to 14 ‒ Efficacy assessment – day 90 ‒ Discoloration assessment – day 180 ► Our conclusions as to the primary endpoint are based upon our review of adequate imaging data samples from all 7 cohorts. ► While a modest reduction of bruising area and severity was observed in certain cohorts, the extent of bruising reduction was not consistent among all participants and is believed to be insufficient to adequately alleviate the market concerns. – Consistent and demonstrable bruising reduction in the first few days (Day 3 to 5) following initial QWO treatment is required to confirm commercial viability. – Given the absence of a consistent benefit at the primary endpoint, we believe it is clinically unnecessary to await later endpoints such as bruising resolution and efficacy assessments prior to determining to cease further production and commercialization of QWO. 3

We expect to realize $50-60M in total annual run rate cost savings $ millions 2023 and Cash Savings [a],[b] 2022 Thereafter ▪ The level of QWO utilization will be Cost of sales (fixed only) $ - $ 5-10 significantly constrained due to the inability to effectively address the negative Operating expenses - 45-50 perception of intense bruising following Total $ - $ 50-60 initial treatment and the associated risk of prolonged skin discoloration. 2023 and ▪ The minimum level of commercial and One-time Charges [c] 2022 Thereafter medical resources required to support this Cash restructuring charges $ 15-20 $ - scenario would result in a prolonged period of significant losses (i.e., gross Non-cash asset impairments 220-230 - profit < operating expenses) with low Total $ 235-250 $ - probability of achieving future profitability. [a] Represents full year estimates and assumes transition actions are fully implemented by January 1, 2023. [b] Based on May 2022 Long-Term Plan as reflected in the Management Presentation. 4 [c] Expected to be recorded in 4Q22.

Next Steps Element Key Activity Tentative Date ▪ Consultations with advisors to (i) the 1L group, (ii) the cross-holder group, (iii) the committees and (iv) the future claimants’ w/o November 28 representative Chapter 11 ▪ 1L group consent December 5 or 6 ▪ Bankruptcy court approval January 19 [a] ▪ Endo PLC Board approval (after committee consultations) December 2 Board Review ▪ 8-K filing ▪ Internal communications to organization and impacted team members December 6 and 7 Communication ▪ External communications to customers, clinical investigators, and other key stakeholders 5 [a] Actual date could potentially be earlier if bankruptcy court provides alternative hearing date.